UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIFELOC TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFELOC TECHNOLOGIES, INC.
12441 W 49th Ave., Suite 4
Wheat Ridge, CO 80033

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 1, 2013

To Our Shareholders:

The Annual Meeting of Shareholders of Lifeloc Technologies, Inc., a Colorado corporation, will be held at 9:00 A.M. Mountain Time, on April 1, 2013, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect six directors to serve for a term of one year and until their successors are elected and qualified;
2.	To consider approval of adoption of the 2013 Stock Option Plan;
3.	To ratify the appointment of Eide Bailly LLP as our independent public accountants; and
4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on March 15, 2013, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chairman of the Board
March 15, 2013

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 1, 2013: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at www.lifeloc.com.

LIFELOC TECHNOLOGIES, INC.

12441 W 49th Ave., Suite 4

Wheat Ridge, CO 80033

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 1, 2013

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Lifeloc Technologies, Inc., a Colorado corporation, for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on April 1, 2013, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments of such meeting (the “Annual Meeting”).

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein, for approval of the 2013 Stock Option Plan (the “2013 Plan”). Executed Proxy Cards that contain no instructions will be voted for each of the nominees for director indicated herein and for the ratification of Eide Bailly LLP as our independent public accountants. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about March 22, 2013.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was March 15, 2013. At the close of business on that day, there were 2,432,416 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and broker “non-votes” will be counted for purposes of attaining a quorum. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors and the approval of the 2013 Plan are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on the election of directors or the approval of the 2013 Plan. These unvoted shares are called broker non-votes. The proposal to ratify the appointment of Eide Bailly LLP is considered a routine matter. If a quorum is present, the election of directors will require a plurality of the votes cast in person or by proxy at the Annual Meeting, and the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to approve the 2013 Plan and to ratify the appointment of our independent public accountants and approve any other matter to be voted on by the shareholders at the meeting. Proxies marked “withhold” and broker non-votes will have no effect on the election of directors. With respect to ratification of the appointment of our independent public accountants and approval of the 2013 Plan, abstentions will have the same effect as a vote against the proposal, and broker non-votes, if any, will have no effect. To the extent that your brokerage firm votes your shares on your behalf in the absence of instructions on the accountant ratification proposal, such shares will have the effect of a vote for the proposal and such shares also will be counted as present for the purpose of determining a quorum.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the six nominees named herein for the office of director, (2) FOR approval of the 2013 Plan; (3) FOR ratification of the appointment of Eide Bailly LLP as our independent public accountants and (4) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SHAREHOLDER PROPOSALS

In order for a shareholder to be eligible to submit a proposal or nomination to the 2013 Annual Meeting, the shareholder must be a shareholder of record both when submitting the proposal or nomination and on the Record Date. If a shareholder wishes to submit a proposal for possible inclusion in the Company's proxy statement and form of proxy for the 2014 annual meeting of shareholders, the notice must be in proper form and received at the principal executive offices of the Company no later than 5:30 p.m. MST on November 22, 2013. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the rules and regulations promulgated thereunder.

Shareholders who wish to submit a proposal for consideration at the 2013 Annual Meeting of Shareholders must submit such proposal not later than March 31, 2013.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors has nominated the six persons listed below for election as directors for the 2013 fiscal year, each to hold office until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election prior to the Annual Meeting, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of March 15, 2013, and their positions and offices held:

Name	Age	Position
Barry R. Knott	57	Director, President & CEO
Gurumurthi Ravishankar	52	Director, Executive Vice President
Vern D. Kornelsen	80	Director, Chairman & CFO
Robert Greenlee (1)	71	Non-Management Director
Robert H. Summers (1)	89	Non-Management Director
Wayne Willkomm	50	Non-Management Director
(1) Member of the Audit Committee

Barry R. Knott joined the Company on February 1, 2009 as our Marketing Director, was appointed to our board of directors on June 11, 2009 and became Chief Operating Officer on July 1, 2009. He became our President on October 1, 2009, and assumed the role of President and Chief Executive Officer on January 1, 2010. He has extensive experience in general management, and particularly sales and marketing. Previous experience includes positions as the President and CEO of Cognitive Solutions, Inc.; Vice President of Sales and Marketing for Wide Format Printing (Nashua Corporation); Vice President and General Manager of Zebra Technologies Corporation; and several other similar positions. He holds an MBA degree from Queens University, Ontario, Canada, and a BA degree from the University of New Brunswick, New Brunswick, Canada. In determining Mr. Knott’s qualifications to serve on our board of directors, the board considered, among other things, his extensive experience in leadership positions with technology companies.

Gurumurthi Ravishankar joined the Company on December 5, 2011 as our Vice President, New Ventures and Acquisitions and was appointed to our board of directors on October 1, 2012 at which time he also became our Executive Vice President.  He has extensive background in global operations, especially in the areas of manufacturing, new technologies and product development. Prior to joining Lifeloc, his roles have included positions as the Vice President of Operations with responsibility for finance and operations with Colorado Assoc. for Manufacturing and Technology, Director of Innovation and Technology at Otis Elevator, and similar positions at Intel Corporation & Booz & Company. He holds an MBA from the Sloan School and an MS in Materials Science from the Massachusetts Institute of Technology, an MS in Chemical Engineering from the University of Cincinnati and a B.Tech in Chemical Engineering from the University of Madras in India. He is a Six Sigma Black Belt and holds four patents. In determining Mr. Ravishankar’s qualifications to sesrve on our board of directors, the board considered his background in global operations and developing technologies.

Vern D. Kornelsen joined the Company as a director in 1991 and served as secretary and treasurer in 1992 and 1993. He is currently Chairman of the Board of Directors, secretary, Chief Financial Officer, and a director. Mr. Kornelsen continues with certain of his other business activities to the extent that they do not interfere with his responsibilities as an officer of the Company. He formerly practiced as a Certified Public Accountant in Denver, CO and is a financial consultant to several early stage companies. He was a director of Valleylab for 10 years, and led an investor group that provided a portion of its initial funding. Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of one publicly-held company, Encision Inc. of Boulder, CO. He received a BS degree in business from the University of Kansas. In determining Mr. Kornelsen’s qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

Robert D. Greenlee has been a director of the Company since August 1989. He has more than thirty years of experience in broadcast management and also has extensive marketing and advertising expertise. Since 1987, Mr. Greenlee has had controlling equity positions in, and serves as a board member and consultant to, radio stations in Omaha, NE and Denver, CO. He is also President of Centennial Investment & Management Company, a closely held investment organization and was formerly chairman of Black Hawk Gaming, Inc., a public company developing limited stakes gaming in Black Hawk and Central City, CO. Mr. Greenlee was a founder of Rock Bottom Restaurants, which was a publicly traded company until it was bought out by the original investors and thus taken private. In 2010 Rock Bottom Restaurants merged into a new private entity, Craftworks Restaurants and Breweries, where Mr. Greenlee continues to serve as a director. From 1975 through 1987, Mr. Greenlee was President of Centennial Wireless, Inc., licensee of KBCO AM/FM in Boulder, CO. This successful radio station was sold in January 1988. Mr. Greenlee has graduate and undergraduate degrees in communications from Iowa State University. In determining Mr. Greenlee’s qualifications to serve on our board of directors, the board considered, among other things, his marketing and communications experience as well as his finance and management skills.

Robert H. Summers, Ph.D., was elected as a director at the annual meeting of shareholders in August 2004. Dr. Summers holds a Bachelor of Education degree from Southeast Missouri State University, a Master in Psychology degree from Vanderbilt University, and a Doctorate in Education and Psychology from the University of Northern Colorado. He has a broad background in training and management, having worked most recently as a Senior Configuration Management Specialist and Training Specialist at Geodynamics Corporation, Englewood, CO. He has also published extensively on management and training. In determining Dr. Summers' qualifications to serve on our board of directors, the board considered, among other things, his extensive management training and experience.

Wayne Willkomm, Ph.D., was elected as a director to fill the vacancy that occurred on June 18, 2011 as a result of the death of Alan C. Castrodale. Dr. Willkomm is currently the principal consultant of Willkomm Consulting, LLC, and has been since March 2007. Prior to that, he was president of the Tool and Molding Division of Intrex Corporation from 2006 to 2007. Previous positions include president of Kryptane Systems, LLC from 2000 to 2006 and various positions at Dow Chemical Company from 1989 to 2000. He has broad experience in leading manufacturing and product development organizations, and is an inventor on 13 U.S. patents. He holds a B.S. degree in Chemical Engineering and Chemistry from Carnegie Mellon University and a Ph.D. in Chemical Engineering from the University of Minnesota. In determining Dr. Willkomm’s qualifications to serve on our board of directors, the board considered, among other things, his extensive management, manufacturing, and product development experience.

Director Meetings

During the year ended December 31, 2012, our board of directors met in person four times, and by telephone one time. Except for Dr. Summers who was absent for one meeting, all of our directors attended all of the meetings of the board of directors. The audit committee held three telephonic meetings with our independent auditors.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedules and other demands on their time. All of our directors attended the 2012 Annual Meeting of Shareholders.

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. In making this determination, the board of directors adheres to the independence criteria under relevant rules of the Securities and Exchange Commission (“SEC”). Using these rules, our board of directors has determined that Robert H. Summers and Wayne Willkomm qualify as independent directors.

Compensation of Directors

Our outside directors do not receive compensation for their services. There are no unexercised options held by any of our outside directors. Option grants to our directors are at the discretion of the board of directors.

Nominating Committee

We do not have a standing nominating committee, primarily because the current composition and size of the board of directors permits candid and open discussion regarding potential new members of the board of directors. The entire board of directors currently operates as the nominating committee, and recommends to our shareholders nominees for election to the board. There is no formal process or policy that governs the manner in which we identify potential candidates for the board of directors. Our board will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates. The board does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the board believes that it can adequately evaluate any such nominees on a case-by-case basis. A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our board also requires some director nominees to be independent as defined under applicable SEC rules, with the goal of having a majority of our directors be independent under such rules. All director nominees, whether submitted by a shareholder or our board, will be evaluated in the same manner.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

Compensation Committee

We do not have a standing compensation committee. Our entire board of directors reviews and approves compensation for our executive officers and administers our stock option plans. Our board of directors evaluates the performance of our Chief Executive Officer, Mr. Barry Knott, and our Chief Financial Officer, Mr. Vern Kornelsen, directly. Neither Mr. Knott, Mr. Ravishankar nor Mr. Kornelsen is present during the board’s deliberations as to his own compensation. With respect to senior management other than Mr. Knott, Mr. Ravishankar and Mr. Kornelsen, Mr. Knott, Mr. Ravishankar and Mr. Kornelsen participate in the decision-making by making recommendations to the board of directors. After informal discussion regarding such recommendations, the board of directors votes on any recommended compensation changes. Our board of directors does not utilize any particular formula in determining any compensation changes but instead exercises its business judgment in view of our overall compensation philosophy and objectives.

Our board of directors reviews and considers our compensation policies and programs on an annual basis in light of the board of directors’ risk assessment and management responsibilities. The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of two of our outside directors. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter and a complaint procedure policy.

Robert Greenlee and Robert H. Summers comprise the current audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”

Our board of directors has determined that Robert Greenlee qualifies as an “audit committee financial expert” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee has adopted a written charter, a copy of which is available on the investors relations page of our website at www.lifeloc.com. Our audit committee held three telephonic meetings with our independent auditors during the year ended December 31, 2012.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board believes that the separation of the offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Risk Oversight

The board of directors, principally through delegation to the audit committee, oversees risks facing us. The audit committee regularly discusses with management and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the company faces. The board, therefore, is in the best position to evaluate the company’s current and future needs and to judge how the capabilities of the company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the company, it currently intends to retain this structure.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.lifeloc.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Executive Officers

The following table sets forth the names of our executive officers, their ages as of March 15, 2013, and their positions and offices held:

Name	Age	Position
Barry R. Knott	57	President & CEO
Gurumurthi Ravishankar	52	Executive Vice President
Vern D. Kornelsen	80	Secretary & CFO
Mark A. Lary	53	VP – Operations
Kristie L. LaRose	40	VP – Administration & Finance

Mark A. Lary has been employed by the Company since 1994, was appointed Director of Operations in early 1997, and became a Vice President on November 13, 2006. Mr. Lary has been instrumental in implementing Lifeloc’s continuous flow of product innovation and improvement. From 1994 until 1997 he served as Products and Services Manager. Prior to 1994 Mr. Lary was employed by Siemens Medical Systems as a Senior Electronic Technician and by International Medical Corporation as a Field Technical Representative.

Kristie L. LaRose joined Lifeloc as our accountant and office manager in August 2004. Ms. LaRose has extensive experience in accounting and administrative positions with other companies, and holds a BS degree in Business Administration from Worcester State College, and was named as Vice President, Finance on July 1, 2009. Prior to 2004, Ms. LaRose was employed by University of Advancing Technology as the Senior Accountant and has held various positions in an accounting and administrative function at B. J.’s Wholesale Club’s corporate office.

Biographical information about Barry R. Knott, our Chief Executive Officer, Gurumurthi Ravishankar, our Executive Vice President, and Vern D. Kornelsen, our Chief Financial Officer, can be found under “Election of Directors.”

The following table sets forth certain information regarding compensation earned or awarded to our principal executive officer, principal financial officer and each of our three most highly compensated executive officers other than our principal executive officer and principal financial officer who earned in excess of $100K during our most recently completed fiscal year (collectively, the “Named Executive Officers”).

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus $	Option awards ($) (1)	All other Compensation ($)(2)	Total ($)
Barry R. Knott President, Chief Executive Officer (Principal Executive Officer)	2012	162,462	45,912	-	4,683	213,057
	2011	150,315	95,336	32,200	4,500	282,351
Mark A. Lary Vice President	2012	106,496	38,417	—	3,190	148,103
	2011	104,264	71,502	—	3,120	176,886
Gurumurthi Ravishankar Executive Vice President	2012	103,385	18,115	—	2,132	123,632
	2011	—	—	—	—	—
Kristie L. LaRose Vice President	2012	97,280	25,611	—	2,914	125,805
	2011	95,242	47,668	—	2,850	145,760

(1) Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2) Represents our matching contribution to the 401(k) Plan. We have not paid any automobile allowances, although business mileage, business travel, and other business expenses supported by appropriate receipts have been reimbursed. All such amounts are minor, and do not include any compensation element.

Employment Agreements

We have no employment agreements with any of our executive officers.

Stock Options

We adopted our 2002 Stock Option Plan (the “2002 Plan”) to promote our and our stockholders’ interests by helping us to attract, retain and motivate our key employees and associates.  The 2002 Plan expired in 2012, and our Board of Directors adopted the 2013 Stock Option Plan on March 21, 2013 (see Proposal 2) (the “2013 Plan”). Under the terms of the 2013 Plan, which provides for 150,000 total shares that may be granted, once approved by the stockholders, the Board of Directors will be able to grant either “nonqualified” or “incentive” stock options, as defined by the Internal Revenue Code and related regulations. The purchase price of the shares subject to a stock option will be the fair market value of our common stock on the date the stock option is granted. Generally, stock options will vest immediately at the time of the grant of such option and all stock options must be exercised within five years from the date granted. As of December 31, 2012, there were 23,000 stock options outstanding under the 2002 Plan and no stock options outstanding under the 2013 Plan.

Option Grants in 2012

There were no stock options granted to the Named Executive Officers during 2012.

Options Exercised in 2012

There were no stock options exercised by the Named Executive Officers during 2012.

Outstanding Options at December 31, 2012

The following table sets forth certain information regarding the number and value of exercisable options to purchase shares of common stock held as of December 31, 2012 by the Named Executive Officers.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration date
Barry R. Knott	20,000	-	3.69	12/12/16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding our common stock owned as of the close of business on March 15, 2013 by the following persons: (i) each person who is known by us to beneficially own more than 5% of our common stock; (ii) each of our directors who beneficially own our common stock; (iii) each of our Named Executive Officers who beneficially own our common stock; and (iv) all executive officers and directors, as a group, who beneficially own our common stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table. All shares give effect to the 1:2 reverse stock split completed on May 3, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Vern D. Kornelsen c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	1,892,445	(3)	77.8%
Wayne Willkomm, PhD c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	23,477	(4)	1.0%
Robert D. Greenlee c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	184,979		7.6%
Robert H. Summers, PhD c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	11,500		0.5%
Barry R. Knott c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	84,125	(5)	3.4%
Mark A. Lary c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	50,000		2.1%
Gurumurthi Ravishankar c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	10,000		0.4%
Kristie L. LaRose c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	7,500		0.3%
All executive officers and directors as a group, including those named above (8 persons)	2,264,026		92.3%

(1)
Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares pursuant to the exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days of March 15, 2013, sole voting and investment power.

(2)
As of March 15, 2013, we had 2,432,416 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock as of March 15, 2013. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of March 15, 2013 are included as outstanding and beneficially owned for that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Holdings as of March 15, 2013. Includes 34,126 shares owned directly, 1,855,319 shares owned by EDCO Partners LLLP, of which Mr. Kornelsen is the General Partner and 3,000 shares owned by M. Elaine Kornelsen, Mr. Kornelsen’s spouse.

(4)	Dr. Willkomm does not own any shares directly. However, EDCO Partners LLLC holds 23,477 shares on his behalf in his capacity as a limited partner.
(5)	Includes options to purchase 20,000 shares of common stock, exercisable within sixty days of March 15, 2013.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2012, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports, except that (i) Mr. Knott filed the Form 4 in connection with his receipt of 20,000 stock options more than two business days following his receipt of such options, and (ii) Mr. Ravishankar filed his initial Form 3 more than ten business days following his appointment as a director.

Audit Committee Report

Our board of directors maintains an audit committee comprised of two of our outside directors. The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management, including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Robert H. Summers, Audit Committee Member

Robert Greenlee, Audit Committee Member

PROPOSAL 2

APPROVAL OF THE LIFELOC TECHNOLOGIES, INC. 2013 EMPLOYEE STOCK OPTION PLAN

The Board of Directors recommends the approval of the adoption of the Lifeloc Technologies, Inc. 2013 Stock Option Plan (the “2013 Plan”) under which options to purchase a total of 150,000 shares of the Company's common stock will be made available for grants. The 2002 Stock Option Plan (the “2002 Plan”) of the Company terminated on March 4, 2012, and at this time no additional options may be granted under that Plan. Currently there are an aggregate of 20,000 shares of common stock subject to outstanding options under the 2002 Plan. At the date of termination of the 2002 Plan, 21,000 options were available for issuance under the 2002 Plan. The Board of Directors believes it to be in the best interest of the Company to adopt the 2013 Plan to have available sufficient options to attract and retain the services of valued employees. Accordingly, the Board of Directors has adopted the 2013 Plan, subject to approval by stockholders, and recommends that the stockholders approve its adoption.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO ADOPT THE 2013 EMPLOYEE STOCK OPTION PLAN.

The full text of the 2013 Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the major provisions of the 2013 Plan and is qualified in its entirety by the full text of the 2013 Plan.

Purpose of the Plan

The 2013 Plan is intended to encourage ownership of common stock of the Company by valued employees of the Company and its subsidiaries and to provide additional incentives for them to promote the success of the Company by permitting the Company to grant to officers and other employees options to purchase shares of common stock of the Company.

Stock Subject to the Plan

There will be reserved for issuance upon the exercise of options granted under the 2013 Plan an aggregate of 150,000 shares of common stock of the Company, no par value. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2013 Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

Administration of the Plan

The 2013 Plan will be administered by the Board of Directors or a committee consisting of one or more members of such Board (the “Administrator”). The Committee will have the full power to grant options (“Options”), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

Eligibility

Options may be granted to directors, officers and employees of the Company or a subsidiary of the Company. However, consultants to the Company or its subsidiaries will not be eligible to receive Options under the 2013 Plan. No determination has yet been made as to the directors, officers or employees to whom Options will be granted in the future or as to the total number of directors, officers and employees who may be selected in the future to receive options under the 2013 Plan.

Option Price

The purchase price of each share of common stock under any option will be the fair market value of the common stock at the time of the grant of such Option. The purchase price to be paid for common stock issued pursuant to an option granted to an individual who at the time of grant owns stock possessing more than ten percent of the voting power of all classes of stock of the Company or its subsidiaries, as described in Section 422(b)(6) of the Code, shall be not less than 110% of the fair market value of the common stock.

The exercise price is to be paid in full at the time of exercise (i) in immediately available funds, or (ii) if the Administrator determines, by delivery of shares of common stock of the Company (valued at their then fair market value), or (iii) by a combination of (i) and (ii) above.

The last sale price of the common stock of the Company reported on the OTC Markets Group, Inc., in the non-NASDAQ over the counter market, on March 15, 2013 was $1.00 per share.

Term of Option

Each Option shall expire as the Committee shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

Exercise of Options

Each Option shall be exercisable immediately.

Early Termination of Options

If an optionee voluntarily quits, is disabled or is discharged with or without cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent's Options within three months after the death, to the extent exercisable at the time of death, but in no event will remain exercisable beyond ten years from the date of grant.

Amendments to the Plan

The Board of Directors may at any time terminate or modify or suspend the 2013 Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the holder of any then outstanding Option, and further provided that no such modification, without the approval of the stockholders, shall (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (except in connection with a change in capital structure), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

Federal Income Tax Consequences

The following is a brief summary of the Federal income tax aspects of grant and exercise of Options, and the disposition of shares of common stock purchased pursuant to the exercise of Options, under the 2013 Plan. The summary reflects the current provisions of the Code and the regulations thereunder, is not intended to be exhaustive and does not describe state or local tax consequences.

Incentive Stock Options

The following is a discussion of the Federal income tax treatment accorded to Incentive Stock Options.

No taxable income will be recognized by the Option holder at the time of a grant or exercise of an Option. The excess of the fair market value of the common stock over the option price at the date of exercise of an Option is an adjustment for purposes of computing the alternative minimum tax.

If the requirements of Section 422a of the Code are met by the Option holder (including the requirement that no disposition of such shares is made by the Option holder within two years after the grant of the Option or within one year after the exercise of such Option), then any gain or loss realized by the Option holder upon disposition of such shares will be treated as a capital gain or loss (assuming such shares are held as a capital asset by the Option holder). If the requirements of section 422a of the Code are met, the Company will not be entitled to any deduction for Federal income tax purposes as a result of the issuance of such shares pursuant to the exercise of the Option. If shares acquired on exercise of an Option are disposed of prior to the expiration of either of the required holding periods described above (a “disqualifying disposition”), the Option holder will recognize ordinary income in the year in which the disposition of such shares occurs equal to the excess of (a) the lower of the amount realized on disposition of such shares or the fair market value of such shares on the date of exercise of such Option, over (b) the exercise price. In addition, capital gain may be recognized by the Option holder (assuming such shares are held as a capital asset for more than twelve months by the Option holder) in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the exercise price and the ordinary income recognized by the Option holder. The Company (or the employer of the Option holder) will ordinarily be entitled to a deduction for Federal income tax purposes at the time of the disqualifying disposition in an amount equal to the ordinary income recognized by the Option holder.

If an Option is exercised by the estate of an Option holder, the holding periods do not apply, and the estate will not recognize any ordinary income when it disposes of the shares acquired upon the exercise of such Option. The estate, however, may recognize long-term capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes.

Non-Incentive Options

No tax obligation will arise for the optionee or the Company upon the granting of non-qualified stock options under the Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any addition tax deduction to the Company.

Term of the Plan

The 2013 Plan will terminate on March 31, 2023 and no options may be granted under the 2013 Plan after that date.

PROPOSAL 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors and audit committee have selected Eide Bailly LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013. The decision to engage Eide Bailly LLP was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.

Eide Bailly LLP served as the principal accountant to audit our financial statements for the years ended December 31, 2012 and 2011.

We do not expect that a representative of Eide Bailly LLP will be present at the Annual Meeting.

During our two most recent fiscal years and any subsequent interim period preceding December 31, 2012, there were no disagreements between us and Eide Bailly LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

Audit Fees

Audit fees for years ended December 31, 2012 and 2011 paid to Eide Bailly LLP totaled $39,077 and $35,538, respectively. Fees include those for year-end audit engagement as well as the review of the financial statements contained in our quarterly 10-Q filings during the years ended December 31, 2012 and 2011.

Audit-Related Fees

Audit-related expenses for years ended December 31, 2012 and 2011 paid to Eide Bailly LLP totaled $0 and $0, respectively.

Tax Fees

Eide Bailly LLP did not render any services related to tax return preparation or tax planning for the years ended December 31, 2012 or 2011.

All Other Fees

There were no aggregate fees billed for any other services rendered by Eide Bailly LLP for the years ended December 31, 2012 or 2011.

Approval of Auditor Services and Fees

Our audit committee approves or pre-approves all services provided by our independent public accountants, in order to see that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding paragraphs were approved by our audit committee.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report for the year ended December 31, 2012, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about March 22, 2013 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding”. Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033, Attention: Kristie LaRose. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Vern D. Kornelsen
Chairman of the Board of Directors

Wheat Ridge, Colorado
March 22, 2013

LIFELOC TECHNOLOGIES, INC.
STOCK OPTION PLAN

I.  Purpose

The LIFELOC TECHNOLOGIES, INC. Stock Option Plan (the “Plan”) provides for the grant of Stock Options to employees and directors of Lifeloc Technologies, Inc. (the “Company”), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)) as the Board of Directors of the Company (the “Board”) shall from time to time designate (“Participating Subsidiaries”), in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their respective Employees.

II.  Incentive Stock Options and Non-Incentive Stock Options

The Stock Options granted under the Plan may be either:

(a)  Incentive Stock Options (“ISOs”) which are intended to be “Incentive Stock Options” as that term is defined in Section 422 of the Code; or

(b)  Nonstatutory Stock Options (“NSOs”) which are intended to be options that do not qualify as “Incentive Stock Options” under Section 422 of the Code.

All Stock Options shall be ISOs unless the applicable option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs.  Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such in the applicable option agreement.

Except as otherwise expressly provided herein or as required by law, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

III.  Administration

3.1  Administrator.

(a) The Plan shall be administered by the Board of Directors or, to the extent permitted by applicable law, a committee appointed by the Board of Directors composed of one or more directors or such number of directors as may be required under applicable law (in either case, the “Administrator”).  The Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code, in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto.  Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

(b) With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by a committee consisting solely of independent directors.

3.2  Powers of the Administrator.

(a) Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)).

(b) All actions taken and all interpretations and determinations made by the Administrator in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Administrator shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

IV.  Definitions

4.1           “Common Stock”  A share of common stock means a share of authorized but unissued or reacquired common stock (no par value) of the Company.

4.2           “Change in Control”  For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)
a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)
the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)
the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)
a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 4.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

4.3           “Director”  A member of the Board of Directors of the Company or any Participating Subsidiary.

4.4           “Employee”  An employee of the Company or any Participating Subsidiary.

4.5           “Fair Market Value”  For purposes of this Plan, “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTC Markets (the “OTC Markets”) or on the principal stock exchange on which the Common Stock is then listed for the date in question. If the Common Stock is no longer actively traded on the OTC Markets or listed on a principal stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

4.6           “Participant”  An Employee or Director to whom a Stock Option is granted.

4.7           “Stock Option”  The right granted under the Plan to a Participant to purchase, at such time or times and at such price or prices (“Option Price”) as are determined by the Administrator, the number of shares of Common Stock determined by the Administrator.

V. Eligibility and Participation

Grants of Stock Options may be made to Employees and Directors of the Company or any Participating Subsidiary.  The Administrator shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options and other terms and provisions of such Stock Options, all as provided in the Plan.  The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted.  Each Stock Option shall be evidenced by a written agreement containing such terms and provisions as the Administrator may determine, subject to the provisions of the Plan.

VI.	Additional Rules Applicable to ISOs

(a)           If an ISO is granted to a Participant who, following such grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted.

(b)           The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an Employee may first become exercisable in a particular calendar year may not exceed $100,000.

VII.  Shares of Common Stock Subject to the Plan

6.1  Maximum Number.  The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 150,000 authorized but unissued shares, subject to adjustment pursuant to Section 7.2 below.  If any shares of Common Stock subject to Stock Options terminate or are not purchased before such Stock Options expire, such shares may again be made available to be granted under the Plan.

6.2  Capital Changes.  Upon or in contemplation of any changes made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator shall make appropriate adjustments in:  (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the purchase price of said shares; and (ii) the maximum aggregate number of shares which may be made subject to Stock Options.  With respect to any award that constitutes an ISO, in whole or in part, if the Administrator deems it necessary and in the best interests of the Company, the Administrator may make such an adjustment that causes such ISO to cease to qualify as an ISO without the consent of the affected Participant. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VIII.  General Terms of Stock Options

8.1           Vesting.  Unless otherwise set forth in the applicable option agreement, all Stock Options shall vest immediately upon grant.

8.1  Time of Exercise.  Subject to the provisions of the Plan, including without limitation Section 8.5, the Administrator, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option shall expire, provided that unless otherwise set forth in the applicable agreement, all Stock Options shall expire five years after date of grant.  Such time or times shall be set forth in the Option Agreement evidencing such Stock Option.  The maximum term of each Stock Option (ISO or NSO) shall be ten years.  The Administrator may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant.  Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule.  The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

8.2  Delivery of Shares as Consideration for Exercise Price.  The Administrator, in its sole discretion, may permit a Participant to surrender to the Company shares of Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option.  Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

8.3  Stock Restriction Agreement.  The Administrator may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company.  The acceleration of time or times at which a Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

8.4  Termination of Employment Before Exercise.  If a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of 30 days (but in no event beyond ten years from the date of grant).  If the Participant's employment is terminated because the Participant dies or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO).  If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

8.5   Effect of a Change in Control.  Upon a Change in Control, all awards under the Plan shall terminate and be forfeited, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award, provided that the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding Stock Options in accordance with their terms before the termination of such awards. The Administrator may make provision for payment in cash or property (or both) in respect of awards to be terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise of the Stock Option. The portion of any ISO accelerated pursuant to this Section 8.5 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as an NSO under the Code.

8.6  Disposition of Forfeited Stock Options.  Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Stock Options granted to other Participants.

IX.  Governing Law; Construction; Severability.

9.1  Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

9.2  Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

9.3  Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Company that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(c)           No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

9.4  Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of common stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company or a Participating Subsidiary, provide such assurances and representations to the Company or a Participating Subsidiary as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

X.  Plan Not Funded.

Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of common stock, except as expressly otherwise provided) of the Company or Participating Subsidiary by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any Participating Subsidiary and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

XI.  Tax Withholding.

Upon any exercise, vesting, or payment of any award, the Company or a Participating Subsidiary shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or a Participating Subsidiary may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or a Participating Subsidiary may be required to withhold with respect to such cash payment.
In any case where a tax is required to be withheld in connection with the delivery of shares of common stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.4) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

XII.  No Contract of Employment

Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause.  Nothing in this Article IX shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

XIII.  No Rights as a Stockholder

A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XIV.  Assignability; Restrictions on Transferability

No Stock Option granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or, in the case of an NSO, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder.  Notwithstanding the preceding sentence, the Administrator may, in its sole discretion, permit the assignment or transfer of an NSO by a Participant other than an officer or director, and the exercise thereof by a person other than such Participant, on such terms and conditions as the Administrator in its sole discretion may determine.  Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement.  In the event of his death, the Stock Option or any Stock Appreciation Right or Supplemental Bonus right may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XV.  Amendment

The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options that are outstanding under the Plan as of the date of the action; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

XVI.  Registration of Optioned Shares

The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the 1933 Act and from the registration or qualification requirements of applicable state securities laws.

XVII.  Withholding Taxes

The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Stock Appreciation Right or Supplemental Bonus, including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Stock Option or Stock Appreciation Right or upon payment of any Supplemental Bonus, until the Participant reimburses the Company or Participating Subsidiary for the amount the Company or Participating Subsidiary is required to withhold with respect to such taxes, or canceling any portion of such payment or issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold.

XVIII.  Brokerage Arrangements

The Administrator, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options.

XIX.  Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XX.  Prohibition on Repricing

Except as provided in Section 6.2, the Administrator shall not, without the approval of the stockholders of the Company (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of common stock.

XXI.  Effective Date

This Plan was adopted by the Board of Directors and became effective on March 21, 2013 [and was approved by the Company's stockholders on April 1, 2013].  No Stock Options shall be granted after March 31, 2023.  Stock Options outstanding after March 31, 2023 shall continue to be governed by the provisions of the Plan.

LIFELOC TECHNOLOGIES, INC.

PROXY CARD FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD APRIL 1, 2013

The undersigned hereby constitutes, appoints and authorizes Barry R. Knott and Vern D. Kornelsen and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Lifeloc Technologies, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on April 1, 2013, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments thereof, for the following purposes:

1.	To elect six directors:
☐	For all nominees listed below (except as marked to the contrary):
Barry R. Knott
Gurumurthi Ravishankar
Robert Greenlee
Vern D. Kornelsen
Robert H. Summers
Wayne Willkomm

☐
Withhold authority to vote for all the nominees listed above:

(INSTRUCTION: To withhold authority to vote for any individual nominee rather than all nominees, check the box next to “For all nominees listed below (except as marked to the contrary)” and draw a line through or otherwise strike out the name of the nominee(s) for whom authority to vote is to be withheld. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2.	To approve adoption of the 2013 Stock Option Plan;
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To ratify the appointment of Eide Bailly LLP as the Company’s independent public accountants.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.
☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED: March ___, 2013

Signature(s) of Shareholder(s)

Name(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 1, 2013.

The Proxy Statement and the Annual Report are available at www.lifeloc.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LIFELOC TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO LIFELOC TECHNOLOGIES, INC., 12441 W 49TH AVE., SUITE 4, WHEAT RIDGE, CO 80033. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.